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                                                                Exhibit: 10.32FT


               ASSIGNMENT OF LIFE INSURANCE POLICY AS COLLATERAL

A. FOR VALUE RECEIVED the undersigned hereby assigns, transfers and sets over to Republic Acceptance Corporation of Minneapolis, Minnesota, its successors and assigns (herein called the "Assignee"), Policy No. 8555342 issued by New England Mutual Life Insurance Company (herein called the "Insurer") and any supplementary contracts issued in connection therewith (said policy and contracts being herein called the "Policy"), upon the life of Gary R. Billings, a/k/a Joe Billings., c/o XYZ Group, Inc., 12221 West Feerick Street, Wauwatose, WI 53222-2117 and all claims, options, privileges, rights, title and interest therein and thereunder (except as provided in Paragraph C hereof), subject to all the terms and conditions of the Policy and to all superior liens, if any, which the Insurer may have against the Policy. The undersigned by this instrument jointly and severally agree and the Assignee by the acceptance of this assignment agrees to the conditions and provisions herein set forth.

B. It is expressly agreed that, without detracting from the generality of the foregoing, the following specific rights are included in this assignment and pass by virtue hereof:

     1. The sole right to collect from the Insurer the net proceeds of the Policy when it becomes a claim by death or maturity;
     2. The sole right to surrender the Policy and receive the surrender value thereof at any time provided by the terms of the Policy and at such other times as the Insurer may allow;
     3. The sole right to obtain one or more loans or advances on the Policy, either from the Insurer or, at any time, from other persons, and to pledge or assign the Policy as security for such loans or advances;
     4. The sole right to collect and receive all distributions or shares of surplus, dividend deposits or additions to the Policy now or hereafter made or apportioned thereto, and to exercise any and all options contained in the Policy with respect thereto; provided, that unless and until the Assignee shall notify the Insurer in writing to the contrary, the distributions or shares of surplus, dividend deposits and additions shall continue on the plan in force at the time of this assignment; and
     5. The sole right to exercise all nonforfeiture rights permitted by the terms of the Policy or allowed by the Insurer and to receive all benefits and advantages derived therefrom.

C. It is expressly agreed that the following specific rights, so long as the Policy has not been surrendered, are reserved and excluded from this assignment and do not pass by virtue hereof:

     1. The right to collect from the Insurer any disability benefit payable in cash that does not reduce the amount of insurance;
     2.   The right to designate and change the beneficiary;
     3. The right to elect any optional mode of settlement permitted by the Policy or allowed by the Insurer;

     but the reservation of these rights shall in no way impair the right of the Assignee to surrender the Policy completely with all its incidents or impair any other right of the Assignee hereunder, and any designation or change of beneficiary or election of a mode of settlement shall be made subject to this assignment and to the rights of the Assignee hereunder.

D. The assignment is made and the Policy is to be held as collateral security for any and all liabilities of the undersigned, or any of them, to the Assignee, either now existing or that may hereafter arise in the ordinary course of business between any of the undersigned and the Assignee (all of which liabilities secured or to become secured are herein called "Liabilities").

E.   The Assignee covenants and agrees with the undersigned as follows:

     1. That any balance of sums received hereunder from the Insurer remaining after payment of the then existing Liabilities, matured or unmatured, shall be paid by the Assignee to the persons entitled thereto under the terms of the Policy had this assignment been executed;
     2. That the Assignee will not exercise either the right to surrender the Policy or (except for the purpose of paying premiums) the right to obtain policy loans from the Insurer, until there has been default in any of the Liabilities or a failure to pay any premium when due, nor until twenty days after the Assignee shall have mailed, by first-class mail, to the undersigned at the addresses last supplied in writing to the Assignee specifically referring to this assignment, notice of intention to exercise such right; and


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     3.   That the Assignee will upon request forward without unreasonable delay to the Insurer the Policy for endorsement of any designation or change of beneficiary or any election of an optional mode of settlement.

F. The Insurer is hereby authorized to recognize the Assignee's claims to rights hereunder without investigating the reason for any action taken by the Assignee, or the validity or the amount of the Liabilities or the existence of any default therein, or the giving of any notice under Paragraph E(2) above or otherwise, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole signature of the Assignee shall be sufficient for the exercise of any rights under the Policy assigned hereby and the sole receipt of the Assignee for any sums received shall be a full discharge and release therefor to the Insurer. Checks for all or any part of the sums payable under the Policy and assigned herein, shall be drawn to the exclusive order of the Assignee if, when, and in such amounts as may be, requested by the Assignee.

G. The Assignee shall be under no obligation to pay any premium, or the principal of or interest on any loans or advances on the Policy whether or not obtained by the Assignee, or any other charges on the Policy, but any such amounts so paid by the Assignee from its own funds, shall become a part of the Liabilities hereby secured, shall be due immediately, and shall draw interest at a rate fixed by the Assignee from time to time not exceeding 6% per annum.

H. The exercise of any right, option, privilege or power given herein to the Assignee shall be at the option of the Assignee, but (except as restricted by Paragraph E(2) above) the Assignee may exercise any such right, option, privilege or power without notice to, or assent by, or affecting the liability of, or releasing any interest hereby assigned by the undersigned, or any of them.

I. The Assignee may take or release other security, may release any party primarily or secondarily liable for any of the Liabilities, may grant extensions, renewals or indulgences with respect to the Liabilities, or may apply to the Liabilities in such order as the Assignee shall determine, the proceeds of the Policy hereby assigned or any amount received on account of the Policy by the exercise of any right permitted under this assignment, without resorting to regard to other security.

J. In the event of any conflict between the provisions of this assignment and provisions of the note or other evidence of any Liability, with respect to the Policy or rights of collateral security therein, the provisions of this assignment shall prevail.

K. Each of the undersigned declares that no proceedings in bankruptcy are pending against him and that his property is not subject to any assignment for the benefit of creditors.

          Signed and sealed this first day of August, 1995


                                        GARY R. BILLINGS, a/k/a Joe Billings


/s/ [Illegible Signature]               /s/ Gary R. Billings
------------------------------------    ------------------------------------
             Witness                                 Insured

/s/ Carol Cypert                        c/o XYZ Group, Inc.
------------------------------------    12221 West Feerick Street
                                        Wauwatosa, WI 53222-2117



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                                        XYZ GROUP, INC.

/s/         [??????????]                /s/ Gary R. Billings
------------------------------------    ----------------------------------(L.S.)
              Witness                                  Owner

/s/ Carol Cypert                        12221 West Feerick Street
------------------------------------    Wauwatosa, WI 53222-2117


                                        REPUBLIC ACCEPTANCE CORPORATION

/s/         [??????????]                /s/ D E Shoemaker
------------------------------------    ----------------------------------(L.S.)
              Witness                                 Assignee

/s/ Carol Cypert                        2338 Central Avenue Northeast
------------------------------------    Minneapolis, MN 55418



                           INDIVIDUAL ACKNOWLEDGEMENT

STATE OF WISCONSIN       )
                         )SS:
COUNTY OF MILWAUKEE      )

     The foregoing instrument was acknowledged before me this 4th day of August, 1995, by Gary R. Billings, a/k/a/ Joe Billings individually and by Gary
R. Billings as President of XYZ Group, Inc.

     WITNESS my hand and official seal,

     My commission expires:  09/17/95
                           ------------


                                             /s/ Kathleen Fiedler
                                             -----------------------------------
                                             Notary Public


                           ACKNOWLEDGEMENT OF INSURER

     The undersigned insurer hereby acknowledges receipt of a copy of the foregoing Assignment and confirms that such Assignment was recorded and filed
by the insurer on                          , 1995.
                 --------------------------

                                        [NAME OF INSURANCE COMPANY]


                                        By
                                          -------------------------------
                                           Its
                                              ---------------------------




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